Exhibit 10.5

VALIDITY GUARANTY

VALIDITY GUARANTY (this “Agreement”) is made as of the 20th day of June, 2008, by and among COMVEST CAPITAL, LLC, a Delaware limited liability company having offices at One North Clematis, Suite 300, West Palm Beach, Florida 33401 (the “Lender”), CLEARPOINT BUSINESS RESOURCES, INC., a Delaware corporation having offices at 1600 Manor Drive, Suite 110, Chalfont, Pennsylvania 18914 (the “Borrower”), and JOHN PHILLIPS, an individual residing at                                                   (the “Principal”);

W I T N E S S E T H

WHEREAS, the Principal is the chief financial officer of the Borrower and has primary responsibility for the management of the financial affairs of the Borrower and its Subsidiaries; and

WHEREAS, the Borrower and the Lender are parties to a Revolving Credit and Term Loan Agreement of even date herewith (as amended, modified, supplemented and/or restated from time to time, the “Loan Agreement”); and capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement; and

WHEREAS, under the Loan Agreement, the Borrower will have the right to borrow certain Advances and Loans and incur other Obligations, which will be secured by the Collateral as set forth in various Security Documents; and

WHEREAS, it is a condition precedent to the making of the Loans that the Principal and the Borrower enter into this Agreement.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Lender, the Principal and the Borrower hereby agree as follows:

1. Recitals. The parties hereto hereby acknowledge and agree that, to the best of their knowledge, the foregoing recitals are true and accurate in each and every respect.

2. Assurances By Principal.

(a) The Principal hereby covenants and agrees for the benefit of the Lender that (i) the Principal will not intentionally or through conduct constituting gross negligence, and (ii) the Borrower will not through intentional acts of the Principal or through conduct constituting gross negligence by the Principal: (A) provide or cause to be provided to the Lender information material to the Obligations and/or the Collateral that is inaccurate or misleading in any material respect, (B) conceal or cause to be concealed from the Lender any information which is required to be delivered pursuant to any Loan Document and is material to the Obligations and/or the Collateral, or (C) fail or refuse to cause any Collateral or proceeds thereof to be turned over to the Lender as and when required by any Loan Document (except to the extent prohibited by any Applicable Law) or otherwise take any action that constitutes fraud or conversion.

(b) If there occurs a breach or violation of any of the obligations of the Principal in Section 2(a) above, the Principal shall unconditionally, without set-off or deduction, indemnify, defend and hold the Lender harmless from any and all loss or damage (including, without limitation, reasonable attorneys’ fees and other expenses and costs) to the extent resulting from such breach or violation. The Lender’s books and records shall be prima facie evidence of the amount of any such loss or damage and any related expenses or costs.

3. Default; Waiver; Etc.

(a) The Borrower agrees to pay all of the Lender’s reasonable attorneys’ fees and expenses relating to a default by the Principal or the Borrower under this Agreement. The Principal agrees to pay all of the Lender’s reasonable attorneys’ fees and expenses relating to a default by the Principal under this Agreement.

(b) Neither the Lender’s entering into this Agreement, nor any failure or delay on the part of the Lender in exercising any right, power, or privilege under this Agreement or any other Loan Document, shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. The Lender’s acceptance of this Agreement shall in no way be deemed to obligate the Lender to make any Loans. This Agreement is intended solely for the benefit of the Lender, its successors and assigns, to be used in the exercise of its absolute discretion from time to time, and shall not be interpreted to place on it directly or indirectly any obligation or duty whatsoever to enforce the obligations of the Principal or the Borrower hereunder.

4. Termination. This Agreement shall terminate upon the payment in full of the Obligations and the termination or expiration of the Revolving Credit Commitment.

5. Entire Agreement. The Principal, the Borrower and the Lender acknowledge that this written agreement represents the final agreement between the parties with respect to the specific subject matter hereof, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

6. Waivers. No waiver or amendment shall be deemed to be made by the Lender of any of its rights hereunder, unless the same shall be in writing and signed by the Lender, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Lender or the obligations of the Borrower or the Principal in any other respect at any other time.

7. Notices. Any and all notices hereunder shall be in writing and addressed to the party to be notified at its address first set forth above, or such other address as such party may designate for itself or himself by notice. Notice shall be deemed to have been duly given (a) when delivered personally or otherwise actually received, (b) one (1) day after being sent by overnight delivery service, with all charges prepaid or billed to the account of the sender, (c) three (3) days after being mailed by first class United States mail, postage prepaid, registered or certified, with return receipt requested, or (d) when sent by facsimile with facsimile confirmation of receipt.

8. CONSENT TO JURISDICTION; WAIVERS. THE BORROWER AND THE PRINCIPAL HEREBY AGREE, IN RESPECT OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, TO THE NON-EXCLUSIVE JURISDICTION OF ANY AND ALL LOCAL, STATE AND/OR FEDERAL COURTS SITTING IN THE STATE OF NEW YORK, AND WAIVE ANY OBJECTION WHICH EITHER OF THEM MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT. THE BORROWER AND THE PRINCIPAL HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE LENDER. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

9. Governing Law. This Agreement shall (irrespective of the place where it is executed and delivered) be governed, construed and controlled by and under the laws of the State of New York (without giving effect to principles of conflicts of laws, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

10. Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns; provided, that neither the Borrower nor the Principal may assign any of their respective obligations hereunder without the Lender’s prior written consent.

11. Captions. The Section titles utilized in this Agreement are for convenience only, and shall not affect the construction or interpretation of this Agreement or any of the provisions hereof.

12. Counterparts. This Agreement may be executed in any number of counterparts and by fax signatures, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same binding agreement.

13. Severability. In the event and to the extent that any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provisions of this Agreement, all of which shall remain fully enforceable as set forth herein.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

COMVEST CAPITAL, LLC

By:	ComVest Management LLC, its Manager

	By:	/s/ Gary E. Jaggard
	Name:	Gary E. Jaggard
	Title:	Managing Director

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ Michael D. Traina
Name:	Michael D. Traina
Title:	Chairman and CEO

/s/ John Phillips
John Phillips

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